Exhibit 99.2
 June 2018  CDK Global Investor Presentation

 Safe harbor for forward-looking statements  This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s business outlook, forecasted GAAP and adjusted results for the fiscal year ending June 30, 2018, and an estimated post-tax reform normalized annual adjusted effective tax rate; the Company’s objectives for its multi-year business transformation plan; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and advertising and related industry changes; competitive conditions; changes in regulation (including future interpretations, assumptions and regulatory guidance related to the Tax Cuts and Jobs Act); changes in technology, security breaches, interruptions, failures and other errors involving CDK systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; the Company’s ability to timely and effectively implement its transformation plan; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs. There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. CDK gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the CDK website at www.cdkglobal.com and the SEC's website at www.sec.gov. All forward-looking statements speak only as of the date of this press release even if subsequently made available by CDK on its website or otherwise. CDK disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

 Agenda  Company overviewMarket landscapeSegment overviewsBusiness highlights Financial performanceAppendix

 Company overview

 CDK Global purpose statement  CDK enables end-to-end automotive commerce.We do this by powering an open platform and integrating capabilities to increase sales, operational efficiency, and profitability for dealers.

 CDK overview  Retail Solutions North America (RSNA)$1,601M(72% of total revenue)  CDK International (CDKI)$312M(14% of total revenue)  Advertising North America (ANA)$307M(14% of total revenue)  Retail Solutions  Advertising  Leadership position in the North America marketEnables over 13 million vehicle sales in the U.S.83 million monthly visitors across CDK and partner websites  Customers in over 100 countriesLeader in premium end-to-end DMS market   Integration with retail solutions provides competitive advantage  Market leadership  Segment  Automotive retailers using ‘core DMS’7 of 10 largest U.S. auto dealer groups26 of the top 30 dealer groups in the UKOEMs – Original Equipment Manufacturers e.g. GM, Ford, NissanOther application service and information providers – 350 partners offering 450 applications in North America  Automotive retailersLocal marketing associations (LMAs)OEM  Customers  CDK platform drives the auto industry  Annual US auto commerce on platform  Annual US repair orders enabled  Digital ad impressions per month  Daily secured data volume moved  Global DMS sites  Employees  $500B (2% of US GDP)  134M  1B  2TB  28K  9K  Note: Company financials as of fiscal 2017  TBU

CDK solutions address the demands of the entire automotive industry

Transaction flow

Key priorities

Consumers
- Discovery / comparisons
- Getting the best price
- Customer experience for buying a car
- Service warranty

Dealers
- Sales / marketing
- Service / support
- Cost efficiency

OEMs
- Brand / marketing
- Sales volume
- OEM parts / service
- Understanding consumers data
- Consistent business processes

CDK opportunities

Core DMS

- Layered applications
- Transactions
- Websites
- Data services
- Digital advertising
- Life time value (LTV) service and support

CDK solutions

- Core DMS
- Layered applications
- Transactions
- Websites
- Data services
- Adjacencies
- Digital advertising

7

CDK business model is attractive with high recurring revenues and long-term relationships, ensuring resiliency of current business

Highly recurring revenue	**70%** recurring revenue with **90%+** retention rate
Loyal customers	**20 year** average tenure
Contract based business	**~3-5 year** average terms
Highly diversified customers	**~28,000** DMS sites in US and abroad
Mission critical, low % of dealer costs	Deeply embedded in dealer operations, but just **~2%** of dealership total cost structure[1]
Transaction pricing	Minimal exposure to auto sales; **<10%** of overall revenue

Note: Company financials

[1] CDK average revenue per dealership as a percentage of light vehicle dealership average operating cost; 2017 NADA report

8

 Leadership team  x  Number of years with CDK  2  Brian MacDonaldChief Executive Officer  14  Lee BrunzEVP & General Counsel  <1  Joe TautgesEVP & CFO  1  Ron FreyEVP & Chief Global Strategy Officer  2  Dan FlynnPresident, CDK North America  16  Scott MathewsEVP, NA Sales  2  Dean CrutchfieldEVP & Chief Information Officer  <1  Amy ByrneEVP & CHRO  5  Neil PackhamPresident, CDK International  4  Rajiv AmarEVP & CTO

 Highly predictable recurring revenue   Solid revenue growth, outperforms U.S. Auto Seasonally Adjusted Annual Rate   Approximately 70% of revenue is subscription based  Total Subscription  6.1% CAGR  0.6% CAGR  Note:Industry data from IHS Markit; FY07–FY10 revenue per ADP Annual Report; FY11– FY13 per CDK Annual Report on Form 10 (June 30, 2015); FY14 – FY17 per CDK Annual Report  Note: Company filings  Amounts shown in millions of dollars (actual rate)

CDK is successfully executing its business transformation that began in May 2015

Continued excellence on customer service	▪ Continued focus on and improvement of customer service metrics – 90% reduction in average wait time over chat over previous year[1] – 80% of service requests routed through chat[2] (Service Connect)
MoveUp! / software version rationalization	▪ Reduced number of software versions to under 400 from 1,500 – Exceeded Q4 FY17 target of 500 versions
Workforce efficiency and footprint consolidation	▪ Closed 20 facilities to date, including 7 facilities in FY17 Q4 – Exceeded original target of 18 closures by FY18
Increased penetration of customer base and improved pricing / packaging	▪ Average monthly auto revenue per North American and International site up 8.7% and 7.3% respectively in FY17 year over year
Streamline implementation	▪ Streamlined installation and training process through improved technology, process and workflow, resulting in a 40% reduction in cycle times in several areas as of Q4 FY17 ▪ Significant opportunities still exist to reduce process time and hand-offs
Simplify quote to cash	▪ Reducing business complexity through integrated go-to-market model that leverages an automated contracting process, SKU rationalization, and streamline invoicing
Strategic sourcing	▪ Disciplined vendor management and vendor consolidation, leveraging business scale

Note: Company filings
[1] September 2017 over February 2016
[2] As of September 2017

11

Our business transformation will continue to deliver significant margin improvement

Net earnings attributable to CDK margin expansion[1]	Adjusted EBITDA growth[1]	Adjusted EBITDA margin expansion[1]	Adjusted EBITDA exit margin[1]
~700bps Total FY15 – FY18 **16% - 17%** FY18	**+$400M** Total FY15 – FY19	**~1,300 bps** Total FY15 – FY18 **35% - 36%** FY18	**36% - 38%** Q4 FY18 **40%+** Q4 FY19

Note:
[1] See appendix for reconciliation of non-GAAP to GAAP financial measures including adjusted EBITDA

12

Additional opportunities for margin expansion

Fiscal years ended June 30

Amounts shown in millions of dollars


8.6%
11.3%
13.3%
15.0%
FY15A
FY16A
FY17A
LTM Q3'18

Net earnings attributable to CDK margin[1]


$178
$239
$296
$340
FY15A
FY16A
FY17A
LTM Q3'18

Net earnings attributable to CDK[1]


22.9%
26.6%
32.1%
34.8%
FY15A
FY16A
FY17A
LTM Q3'18

Adjusted EBITDA margin[1]


$462
$562
$714
$790
FY15A
FY16A
FY17A
LTM Q3'18

Adjusted EBITDA[1]

Initiatives launched to drive adj. EBTIDA margin

- Software version rationalization
- Workforce efficiency and footprint consolidation
- Increased penetration of customer base
- Streamlined implementation

Initiatives planned to further drive adj. EBITDA margin

- Workforce optimization through spans and layers, automation and offshore mix
- Third-party spend reduction in hardware, software and contract labor
- G&A and indirect spend reduction

Note: Company filings

[1] See appendix for reconciliation of non-GAAP to GAAP financial measures including adjusted EBITDA

13

 Market landscape

CDK provides a leading end-to-end automotive commerce platform and is strongly positioned to take advantage of an evolving market

Market evolution creating new opportunities

- **Consumers:** Demanding omnichannel coverage and more modern experience
- **OEMs:** Influencing technology purchasing decisions as they strive for control of customer experience
- **Dealers:** Adopting advanced technology features; under pressure to improve cost structure
- **Vehicles:** Technology changing at rapid pace with telematics and autonomous driving coming to life

Each business segment well organized to grow

- **Retail Solutions:** Augment leading market position improving win/loss ratio, layered app penetration
- **Digital marketing:** Further increase advertising penetration, especially direct to dealers
- **International:** Make inroads by enabling third party integration and leveraging digital offering

15

         Niche providers  DMS          Parts/Service          Finance          CRM          Inventory          Internet Marketing          Competitors vary from workflow to niche providers

   Our vision  “Go-to” technology partner for dealers and OEMs    Global product scale and efficiencies    “Best-in-class” customer success    Software-like financial profile    CDK – epicenter of the automotive ecosystem

Product innovation

Drive Flex DMSaaS

- Innovative cloud-based DMS product focused on smaller dealerships
- Variable pricing structure that allows dealer to match DMS expense to seasonal and OEM-specific cycles in their business
- Potential first step in modernizing CDK's broader technology backbone

Fortellis Automotive Commerce Exchange

- Open technology platform focused on automotive commerce
- Allows for the development and integration of APIs to foster innovation and improve dealer workflow
- Opportunity for CDK to componentize and monetize technology
- Access to developers and APIs will also help CDK improve its produces and speed development

18

 Segment overviews

Retail Solutions North America

Strategic situation

- CDK is a leader in the large automotive tech market with ~14.6K sites (9.1K auto and 5.5K adjacent) and loyal customers
- Provides a broad suite of solutions (Quoting, CRM, websites, aftermarket products, repair and maintenance, parts, etc.)

Key stats (FY17)

- $1,601M revenue
- 37.8% EBT margin
- 14.6K sites
- $5.6K monthly rev/site

Strengths

- Deep industry expertise
- Strong financial/market position
- Strong brand recognition
- Good presence in mid/upper dealer market
- Strong enterprise accounts and OEM relationships
- Channel, support/install scale
- Diversified portfolio

Customer base

- 7 of 10 largest U.S. auto dealer groups
- 2/3 of auto sites are 3+ store (rooftop) dealer groups
- 1/3 of auto sites are 1-2 store (rooftop) dealer groups
- Adjacent market includes recreation (motorcycle, marine, RV), heavy truck, and heavy equipment

20

Overview of RSNA products

RSNA products

Subscription revenues

- **Core DMS:** Fundamental dealer management system, flexible solution for streamlining business
- **Layered apps:** Apps such as Document Management and CDK Service which enable end-to-end solution
- **Websites:** Provide customer website solutions, integrating connected store, etc.
- **Data Services:** Provide value-added DMS data integrations
- **Adjacencies:** Provide DMS solutions to the truck, recreational, and heavy equipment retailers

Transaction revenues

Provide computerized vehicle registration and credit check services

Other revenues

Consulting, hardware, and other consumables revenue

FY17 key metrics

- **9,081** auto sites
- **5,530** adjacency sites
- **6,879** websites
- **350** partners

Revenue (millions of dollars)


$159.8
$179.5
$1,261.4
Subscription
Transaction
Other

21

   RSNA layered applications      Document management    Network & telephony    Core front office(CRM, Desking, Menu)    Service    Inventory    Websites

Advertising North America

Strategic situation

- Incumbent DMS and Automotive Retail Solutions providers developing proprietary solutions
- Program management intermediaries growing in popularity with OEMs
- Large fragmented advertising industry
- Competition along breadth of features, functionality, scalability, and service capability

Strengths

- Proprietary adtech platform designed for automotive retail industry that dynamically adjusts content, spend, and bidding across multiple channels
- Proprietary analytic models with high predictive value for OEM customers
- Integrated solutions linking ad spend by OEMs through to dealer groups
- One of the largest purchasers of automotive retail ad inventory

Key stats (FY17)

$307M revenue

14.4% EBT margin

Note: Excludes Service and Parts ad spend

23

 ANA ecosystem      6,879websites  CDK DMS customers  Rest of the market    OEM endorsements    Dealer-direct advertising (T3)  LMA  OEM network      Local marketing associations

CDK International

Strategic situation

- Large market with 4 key players
- Current disruptions in automotive industry are creating revenue pressures and new technology needs
- OEM's exert significant market influence

Strengths

- Strong brand for DMS
- Robust and reliable solutions
- Attractive for partners
- OEM relationships
- Large dealer customer base
- Automotive expertise
- OEM responsiveness
- CDKI structure supports OEM consolidation

Key stats (FY17)

- $312M revenue
- 24.0% EBT margin
- 13.5K sites
- $1.2K monthly rev/site

Revenue distribution

UK


29%

China


12%

Continental Europe


42%

Rest of World


17%

25

 Business highlights

Key credit highlights

1 Global leader in growing business	• Unparalleled global footprint with broad capabilities and expertise • Top industry innovator across entire suite of solutions • Balanced growth strategy – Significantly expanding margins; accelerating earnings growth – Enhancing market leadership in auto retail IT market
2 Long-term, highly embedded customer relationships	• Mission critical solutions for customers, resulting in long-standing client relationships • Customers have an average retention of 20 years
3 Diversified geographic footprint	• Clients in 100+ countries • Approximately 14% of total revenue is generated outside of North America • Improving global economic environment provides tail wind for future growth outside North America
4 Highly recurring revenue model	• Recurring revenue supported by multi-year contracts with high renewal rates – Subscription revenue made up approximately 80% of revenue in Retail Solutions North America, or approximately 70% of total revenue
5 Low capital requirements and strong free cash flow	• Strong and expanding adjusted EBITDA margin and low capital requirements drive strong free cash flow generation • $486M cash flows from operating activities[1] as of LTM Q3 FY2018 • $398M of free cash flow[1] as of LTM Q3 FY2018 • 15.0% net earnings attributable to CDK margin[2] in LTM Q3 FY2018 • 34.8% adjusted EBITDA margin[2] in LTM Q3 FY2018 • ~$300M of target costs savings enhances free cash flow profile
6 Resilient business model even during downturn	• CDK revenue declined 10% peak to trough during the global financial crisis (FY2008-FY2010) despite multiple OEM bankruptcies, 3000 North American dealership closures and a reduction of more than 40% in U.S. Seasonally Adjusted Annual Rate of vehicle sales[3]

Note:
[1] Free cash flow is cash flows from operating activities less capital expenditures and capitalized software; see appendix for reconciliation of non-GAAP to GAAP financial measures; free cash flows does not represent the residual cash flow available for discretionary expenditures; [2] See appendix for reconciliation of non-GAAP to GAAP financial measures including adjusted EBITDA; [3] Bureau of Economic Analysis (BEA) May 31, 2018 report

27

❶ Global leader in growing business

Market growth drivers

- Global automotive sales are increasing
- OEMs and large dealer groups looking for global partners
- Accelerating shift to digital marketing
- Convergence of online and in store experience
- Migration to integrated retail workflow-based solutions
- Growing adoption of data-based analytics
- Omnichannel coverage demand increasing



Global opportunities

Significant auto retail IT spend

Large and growing digital marketing spend

28

2 Long-term highly embedded customer relationships

	Retail Solutions North America	CDK International	Advertising
OEM framework	Limited	Often	High
Number of sites[1]	14,530 (6,801 websites)	13,537	N/A
Average monthly revenue per site[1]	$5,836	$1,310	N/A
Typical contract length	5-yr contract	3-yr contract	1 – 3-yr contract
Sample clients (all publicly-held companies)	AutoNation, Sonic Automotive, LITHIA, ASBURY AUTOMOTIVE GROUP, BERKSHIRE HATHAWAY AUTOMOTIVE	BMW, Mercedes-Benz, VW, JAGUAR, LAND ROVER (Owned by Tata Group)	HYUNDAI, NISSAN (Innovation that excites), Ford (Go Further), GENERAL MOTORS

Customers have an average retention of 20 years

Note: Company filings
[1] Based on FY18 Q3 company data

29

 Broad geographic footprint  CDK’s industry depth, breadth and domain expertise is unmatched in the marketplace                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        3    CDK coverage

 High recurring revenue  Fiscal years ended June 30  Revenue breakdown by type  Subscription revenue made up approximately 70% of total revenue;recurring revenue supported by multi-year contracts with high renewal rates  $2,115  $2,220  $2,269    4  FY2017  Note: Company filings  Amounts shown in millions of dollars

 % of GAAP revenue  3%   3%  4%  4%  Low capital requirements  Fiscal years ended June 30    Capital expenditures and capitalized software  $64  $94  $88  Cash flows from operating activities1  $64  5  % of GAAP revenue  13%   15%  19%  21%  Note: Company filings1 See appendix for reconciliation of non-GAAP to GAAP financial measures  Amounts shown in millions of dollars

 Flat revenue in 2010 versus 2007, despite a 30% reduction in U.S. Auto SAAR  Strong resilience through market cycles  Fiscal years ended June 30  Through the cycle revenue performance1  Amounts shown in millions of dollars  2009 – 2010 GM and Chrysler bankruptcy resulted in closure of 3,000 sites  Units (millions)  Global recession  6  Note:1 Industry data from IHS Markit; FY07 – FY10 revenue per ADP Annual Report; FY11 – FY13 per CDK Annual Report on Form 10 (June 30, 2015); FY14 – FY17 per CDK Annual Report

 Financial performance

 Conservative financial policy  $755M return of capital1 in CY2017; Q3 2018 gross leverage of 2.7x  $750M - $1B return of capital2 expected in CY2018 & CY2019  Publically committed to leverage targets and reduction of capital returns in the event of material M&A  Note: Company filings1 Dividends plus share repurchases, including shares repurchased in the calendar year but not settled; 2 Dividends plus share repurchases  Continue measured progress to target financial leverage of 2.5x – 3.0x net debt to adjusted EBITDA

 Financial performance over time  Fiscal years ended June 30  Revenue1  Adjusted EBITDA2  Solid results demonstrate management’s ability to execute against business transformation plan  4.4% CAGR  Adj. EBITDA margin2  Note: Company filings1 Adjusted revenue excludes the Internet Sales Leads business divested on May 21, 2015; see appendix for reconciliation of non-GAAP to GAAP financial measures;2 See Appendix for reconciliation of non-GAAP to GAAP financial measures including adjusted EBITDA  21.5% CAGR  Net earnings attributable to CDK2  Net earnings attributable to CDK margin2  26.5% CAGR  Adjusted revenue1  3.5% CAGR  Amounts shown in millions of dollars

 Leverage and free cash flow over time  Fiscal years ended June 30  Leverage (total debt1 / adj. EBITDA2)  Cash flows from operating activities3  Note: Company filings1 Total debt and capital lease obligations excluding unamortized debt financing costs;2 See appendix for reconciliation of non-GAAP to GAAP financial measures including adjusted EBITDA;3 Free cash flow is cash flows from operating activities less capital expenditures and capitalized software; see appendix for reconciliation of non-GAAP to GAAP financial measures; free cash flows does not represent the residual cash flow available for discretionary expenditures  Free cash flow3  Amounts shown in millions of dollars

Uses of cash

Fiscal years ended June 30
Amounts shown in millions of dollars

Capital expenditures and capitalized software	▪ Capital expenditures and capitalized software expected to remain within 3-4% of revenue
Acquisitions	▪ Continue to invest in strategic acquisitions ▪ Flex leverage ratio to provide M&A capacity as needed, but restrict buybacks to return to target ratio
Shareholder distributions	▪ Since the spin-off, CDK has returned (as of 3/31/18) – Total dividends = ~$282M – Total share repurchases = $1,749M


Capital expenditures and capitalized software
$64
$94
$88
FY16
FY17
LTM Q3'18


Net acquisitions
$24
$8
$17
FY16
FY17
LTM Q3'18


Dividends
$82
$81
$80
FY16
FY17
LTM Q3'18


Share repurchases
$561
$700
$788
FY16
FY17
LTM Q3'18

Note: Company filings

38

 Q3 2018 earnings highlights    GAAP  Adjusted  Revenue  $577  $577   Growth  4%  4%  Earnings before income taxes  $135  $167   Growth  22%  12%  Adjusted EBITDA  -  $210   Margin  -  36%  Net earnings attributable to CDK  $96  $116   Growth  24%  17%  Diluted net earnings attributable to CDK per share  $0.71  $0.85   Growth  34%  27%  Note: Company filings  Amounts shown in millions of dollars, except per share amounts

 Fiscal 2018 guidance    Guidance as of Q3’18      GAAP  Adjusted  Revenue growth  2.5% - 3.0%  2.5% - 3.0%  Diluted net earnings attributable to CDK per share  $2.67 ‒ $2.72  $3.23 ‒ $3.28  Growth  34.0% - 37.0%  25.0% - 27.0%  Growth  Net earnings attributable to CDK   EBITDA     24.0% - 27.0%  13.0% - 16.0%  Margin  Net earnings attributable to CDK  EBITDA    16.0% - 17.0%  35.5% - 36.0%high end of range  Effective tax rate   25% – 26%  29% – 30%In fiscal 2019, expect further 3-4% reduction  Note: Company filings

 Appendix

 Glossary of non-GAAP measures  Within this presentation, we disclose certain financial measures for our consolidated and operating segment results on both a GAAP and a non-GAAP (adjusted) basis. The non-GAAP financial measures disclosed should be viewed in addition to, and not as an alternative to, results prepared in accordance with GAAP. Our use of each of the following non-GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures, or reconcile them to the comparable GAAP financial measures, in the same way. A reconciliation between the following non-GAAP measures and their most comparable GAAP measure and an explanation of why management believes the non-GAAP measures are useful for both management and investors can be found below.   Non-GAAP Financial Measure  Comparable GAAP Financial Measure  Adjusted revenue  Revenue  Adjusted EBITDA  Net earnings attributable to CDK  Adjusted EBITDA margin  Net earnings attributable to CDK margin  Free cash flow  Cash flows from operating activities  We use adjusted revenue, adjusted EBITDA and adjusted EBITDA margin internally to evaluate our performance on a consistent basis, because the measures adjust for the impact of certain items that we believe do not directly reflect our underlying operations. By adjusting for these items we believe we have more precise inputs for use as factors in (i) our budgeting process, (ii) making financial and operational decisions, (iii) evaluating ongoing segment and overall operating performance on a consistent period-to-period basis, (iv) target leverage calculations, (v) debt covenant calculations, and (vi) determining incentive-based compensation. Our business transformation plan adjusted EBITDA growth and adjusted EBITDA exit margin targets represent financial objectives distinct from forecasts of performance. Therefore, we have not provided a reconciliations of these targets to the most directly comparable GAAP measure of net earnings attributable to CDK, because projecting potential adjustments to GAAP results for these target is not practical and could be misleading to users of this financial information. The adjusted EBITDA reconciliation disclosed in this Appendix is indicative of the reconciliations that will be prepared for the same adjusted measures in the future.

 Non-GAAP reconciliations                    FY 2015  FY 2016  FY 2017  Q3 2018  LTM Q3 2018  Revenue    $2,064  $2,115  $2,220  $577  $2,269   Internet sales leads revenues1    (46)  -  -  -  -  Adjusted revenue    $2,017  $2,115  $2,220  $577  $2,269                    FY 2015  FY 2016  FY 2017  Q3 2018  LTM Q3 2018  Cash flows from operating activities    $268  $320  $431  $191  $486   Capital expenditures    (44)  (51)  (62)  (9)   (52)   Capitalized software    (20)  (13)  (32)  (10)  (36)  Free cash flow2    $204  $256  $337  $172  $398  Note: Company filings1 Elimination of revenues related to the internet sales leads business, which was part of the RSNA segment and was sold on May 21, 2015;2 We review free cash flow to measure our ability to generate additional cash from our business operations. Free cash flow is defined as cash flows from operating activities less amounts paid for capital expenditures and capitalized software. Our definition of free cash flow is limited, in that it does not represent the residual cash flow available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations or payments made for business acquisitions. Therefore, free cash flow should be considered in addition to, rather than as a substitute for consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity  Amounts shown in millions of dollars

Non-GAAP reconciliations

Amounts shown in millions of dollars	FY 2015	FY 2016	FY 2017	Q3 2018	LTM Q3 2018
Net earnings attributable to CDK	$178.4	$239.3	$295.6	$96.1	$340.1
% margin	*8.6%*	*11.3%*	*13.3%*	*16.7%*	*15.0%*
Net earnings attributable to non-controlling interest [1]	7.9	7.5	6.9	1.7	7.9
Provision for income taxes[2]	113.6	122.3	132.8	37.2	121.2
Interest expense[3]	28.8	40.2	57.2	24.1	89.7
Depreciation and amortization[4]	76.5	64.0	70.3	19.6	76.9
Total stock-based compensation[5]	30.4	36.4	55.4	6.9	51.0
Restructuring expenses[6]	2.4	20.2	18.4	2.5	24.7
Other business transformation expenses[7]	1.9	34.8	75.6	10.4	58.6
Acquisition and integration-related expenses[8]	-	-	0.7	9.5	13.9
Officer transition expense[9]	-	-	0.7	-	1.3
Legal and regulatory expenses[10]	-	-	-	2.4	5.4
Tax matters indemnification gain, net[11]	1.1	(2.6)	-	-	(0.4)
Internet sales leads earnings[12]	(2.5)	-	-	-	-
Separation costs[13]	34.6	-	-	-	-
Stand-alone public company costs[14]	(16.8)	-	-	-	-
Trademark royalty fee[15]	5.7	-	-	-	-
Adjusted EBITDA	**$462.0**	**$562.1**	**$713.6**	**$210.4**	**$790.3**
% margin	*22.9%*	*26.6%*	*32.1%*	*36.5%*	*34.8%*

[1] Net earnings attributable to noncontrolling interest included within the financial statements for the periods presented; [2] Provision for income taxes included within the financial statements for the periods presented; [3] Interest expense included within the financial statements for the periods presented; [4] Depreciation and amortization included within the financial statements for the periods presented, including the accelerated amortization attributable to the Cobalt trademark recognized during fiscal 2015; [5] Total stock-based compensation expense recognized for the periods presented; [6] Restructuring expense recognized in connection with our business transformation plan; [7] Other business transformation expenses are included within cost of revenues and selling, general and administrative expenses and were incurred in connection with our business transformation plan in the periods presented; [8] Acquisition and integration-related expenses include legal, accounting, other professional fees, and other integration costs incurred in connection with assessment and integration of acquisitions and were included within selling, general and administrative expenses; [9] Officer transition expense includes severance expense in connection with officer departures is included within selling, general and administrative expenses for the periods presented; [10] Legal and regulatory expenses related to competition matters recognized for the periods presented were included within selling, general and administrative expenses; [11] Net (gain)/loss recorded within other income, net associated with an indemnification receivable from ADP or liability to ADP for pre spin-off tax periods in accordance with the tax matters agreement; [12] Elimination of earnings before income taxes related to the internet sales leads business. Earnings before income taxes related to the internet sales leads business includes the loss recognized on the sale of $0.8 million in FY2015; [13] Incremental costs incurred in FY2015 that were directly attributable to the spin-off from ADP; [14] Incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in FY2015 to present all periods on a comparable basis; [15] Elimination of the royalty paid to ADP for the utilization of the ADP trademark during FY2015 prior to the spin-off from ADP, as there was no comparable royalty after the spin-off

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